Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT, dated as of September 10, 2026 (this “Amendment”), is entered into by and among ARROW BIDCO, LLC, a Delaware limited liability company (the “Administrative Borrower”), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, each of the Administrative Borrower and the Administrative Agent, inter alios, are parties to that certain Credit Agreement, dated as of July 24, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”; unless otherwise specified herein, capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement), by and among Topaz Holdings LLC, a Delaware limited liability company (“Holdings”), the Administrative Borrower, Target Logistics Management, LLC, a Massachusetts limited liability company (“Target Logistics”), RL Signor Holdings, LLC, a Delaware limited liability company (“RL Signor”), TLM Equipment, LLC, a Delaware limited liability company (“TLM Equipment”), Target Culinary, LLC, a Delaware limited liability company (“Target Culinary”), US Iron Bidco, LLC, a Delaware limited liability company (“US Iron Bidco”, together with the Administrative Borrower, Target Logistics, RL Signor, TLM Equipment and Target Culinary, collectively, the “Borrowers” and each individually, a “Borrower”), the other Loan Parties from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”) and the Administrative Agent;

WHEREAS, pursuant to and in accordance with Section 9.02(d)(i) of the Credit Agreement, the Administrative Agent, with the consent of the Administrative Borrower, may amend the Credit Agreement or any other Loan Document to cure any ambiguity, omission, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change;

WHEREAS, the Administrative Borrower and the Administrative Agent have determined that there is an ambiguity, omission, mistake, defect, inconsistency or obvious error in the Credit Agreement and the Security Agreement;

WHEREAS, pursuant to and in accordance with Section 9.02(d)(i) of the Credit Agreement, the Administrative Agent wishes to amend the Credit Agreement and the Security Agreement, in each case to cure each such ambiguity, omission, mistake, defect, inconsistency or obvious error therein, and the Administrative Borrower consents to such amendments;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

Section 1.Amendment. As of the First Amendment Effective Date,

(a)Section 1.01 of the Credit Agreement shall be hereby amended by amending and restating clause (a) in the definition of “Acquisition” as follows:

“(a) acquires all or substantially all of the assets of any Person (or any line of business or division thereof), whether through purchase of assets, merger or otherwise or,”.

(b)Section 1.3 of the Security Agreement shall be hereby amended by amending and restating the definition of “CFC” in its entirety as follows:

““CFC” means any Person that is a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.”.

(c)The table of Equity Interests constituting Pledged Collateral set forth on Exhibit D to the Security Agreement shall be hereby amended by replacing the reference to “100%” in the sixth row under the heading “Percentage of Equity Pledged” with “65%”.

Section 2.Representations and Warranties. The Administrative Borrower hereby represents and warrants to the Administrative Agent that as of the First Amendment Effective Date:

(a)the execution, delivery and performance by the Administrative Borrower of this Amendment have been duly authorized by all necessary organizational actions and, if required, actions by equity holders of the Administrative Borrower;

(b)this Amendment has been duly executed and delivered by the Administrative Borrower and constitutes a legal, valid and binding obligation of the Administrative Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(c)the execution, delivery and performance by the Administrative Borrower of this Amendment (a) does not require any consent or approval of, registration or filing with, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any Requirement of Law applicable to the Administrative Borrower, (c) will not violate or result in a default under any Material Contract, material indenture, agreement or other instrument binding upon the Administrative Borrower or the assets of the Administrative Borrower, in each case with respect to this clause (c), in any material respect, and (d) will not result in the creation or imposition of any Lien on the Administrative Borrower, except, in the case of clauses (a) and (b), where the failure to do so, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Effect.

Section 3.Conditions to Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when the conditions set forth in this Section 3 shall have been satisfied:

(a)The Administrative Agent shall have received a fully executed copy of this Amendment executed by the Administrative Borrower.

Section 4.Governing Law, Etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING JURISDICTION, CONSENT TO SERVICE OF PROCESS AND WAIVER OF JURY TRIAL SET FORTH IN ARTICLE

IX OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

Section 5.Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

Section 6.Reference to Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

Section 7.Costs and Expenses. The Administrative Borrower agrees and acknowledges that Section 9.03 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder, which shall be incorporated herein, mutatis mutandis, to the same extent as if more fully set forth herein.

Section 8.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 9.Ratification and Consent. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects by the Administrative Borrower and shall continue in full force and effect. The Administrative Borrower, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Amendment, the Credit Agreement, and the other Loan Documents continue to be in full force and effect (except, in the case of the Credit Agreement, to the extent expressly amended hereby) and (ii) ratifies, affirms and confirms in all respects (x) its, and the other Loan Parties’, obligations under each of the Loan Documents to which it, or such Loan Party, as applicable, is a party, (y) its, and the other Loan Parties’, guarantee of the Secured Obligations, to the extent applicable, and (z) the pledge of and/or grant of a security interest in its, and the other Loan Parties’, assets as Collateral to secure such Secured Obligations, all as provided in the Loan Documents as originally executed (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof), and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Secured Obligations under the Amended Credit Agreement and the other Loan Documents.

Section 10.Reference to and Effect Upon the Credit Agreement and Other Loan Documents.

(a)Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement (as amended hereby) and other Loan

Documents, and all rights of the Administrative Agent and all of the Secured Obligations, shall remain in full force and effect. The Administrative Borrower hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither any Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Secured Obligations, the Credit Agreement or any other Loan Document.

(b)From and after the First Amendment Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(c)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d)This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

ARROW BIDCO, LLC, as the Administrative Borrower

By:	/s/ Jason Vlacich
Name: Jason Vlacich
Title: Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement and Security Agreement]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

By:	/s/ Ethan Turner
Name: Ethan Turner
Title: Authorized Officer

[Signature Page to First Amendment to Credit Agreement and Security Agreement]